UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – August 2, 2013

CIG WIRELESS CORP.

(Exact name of Registrant as specified in its charter)

NEVADA	000-53677	68-0672900
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Five Concourse Parkway, Suite 3100

Atlanta, GA 30328

(Address of principal executive offices)

       (678) 332-5000

(Registrant's telephone number, including area code)

             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

On August 2, 2013, CIG Wireless Corp. (the “Company”) acquired twenty eight antenna towers, from Southern Tower Antenna Rental, L.L.C. (“STAR”) for $12.5 million pursuant to an asset purchase agreement entered into on May 17, 2013.

On August 2, 2013, the Company acquired 38 communication towers and 252 work-in-progress sites from Liberty Towers, LLC for $33.7 million, consisting of $25.0 million paid in cash and 8,715,000 shares of the Company’s common stock. The acquisition was consummated pursuant to an asset purchase agreement entered into on May 3, 2013.

On August 7, 2013, The Company filed a current report on Form 8-K reporting both acquisitions (the “Original Report”). This current report on Form 8-K/A amends the Original Report to present certain financial statements of STAR and Liberty Towers, LLC and to present certain unaudited pro forma financial information in connection with the acquisition of STAR and Liberty Towers, LLC. All other information set forth in the Original Report remains unchanged.

Item 2.01         Completion of Acquisition or Disposition of Assets.

The information set forth under Item 2.01 to the Original Report is hereby incorporated herein by reference thereto.

Item 9.01          Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

1-	STAR

The following financial statements of STAR are attached hereto as Exhibit 99.2 and incorporated herein by reference:

-	Statements of Assets Acquired and Liabilities Assumed of the STAR Acquisition as of August 2, 2013 (Unaudited)

-	Statements of Revenues and Direct Expenses for the Years Ended December 31, 2012 and the Three and Six Months Ended June 30, 2013 (Unaudited)

-	Notes to the Financial Statements (Unaudited)

2-	Liberty Towers, LLC

The following financial statements of Liberty Towers, LLC are attached hereto as Exhibit 99.3 and incorporated herein by reference:

-	Balance Sheet as of June 30, 2013, December 31, 2012 and 2011 (Unaudited)

-	Statements of Operations for the three and six months ended June 30, 2013 and 2012 and the Years Ended December 31, 2012 and 2011 (Unaudited)

-	Statements of Member’s Capital (Deficit) from December 31, 2010 through June 30, 2013

-	Statements of Cash Flows for the Six Months ended June 30, 2013 and 2012 and the Years Ended December 31, 2012 and 2011 (Unaudited)

-	Notes to the Financial Statements (Unaudited)

(b)	Unaudited Pro forma Financial Information

The following unaudited pro forma financial information of the Company are attached hereto as Exhibit 99.4 and incorporated herein by reference:

-	Unaudited Pro Forma Combined Balance Sheet of CIG Wireless Corp. as of June 30, 2013.

-	Unaudited Pro forma Consolidated Combined Statements of Operations for the Six Months Ended June 30, 2013 and the Year Ended December 31, 2012.

(d) Exhibit List

The Exhibits listed under Section (d) of Item 9.01 to the Original Report are hereby incorporated herein by reference thereto.

Exhibit No.	Description

99.2	Unaudited Statements of Assets Acquired and Liabilities Assumed as of August 2, 2013 and Unaudited Statements of Revenues and Direct Expenses of STAR for the year ended December 31, 2012 and the three and six months ended June 30, 2013 and 2012.

99.3	Unaudited Balance Sheets as of June 30, 2013, December 31, 2012 and 2011, unaudited statements of operations for each the three and six months ended June 30, 2013 and 2012 and for the years ended December 31, 2012 and 2011, unaudited statements of member Capital for the period from December 31, 2010 through June 30, 2013 and the unaudited statements of cash flows for the six months ended June 30, 2013 and 2012 and the years ended December 31, 2012 and 2011.

99.4	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2013 and Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 2013 and the year ended December 31, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIG WIRELESS CORP.

	By:	/s/ Paul McGinn
		Name:	Paul McGinn
		Title:	President and Chief Executive Officer

Date: October 18, 2013